UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – August 10, 2009

Commission File Number: 333-144973

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	56-2646797
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2470 St. Rose Parkway, Suite 314,
Henderson,  NV  89074.

(Address of principal executive offices, including zip code)

(702)  914-4300
(Registrant's telephone number, including area code)

Corporate Outfitters, Inc.
3327 West Indian Trail, Suite 152
Spokane, WA  99208
(Former name and or former address is changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIBERTY CAPITAL ASSET MANAGMENT, INC.

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)           Previous independent accountants

On August 10, 2009, the Board of Directors of Liberty Capital Asset Management, Inc., elected to terminate the services of Pollard Kelley Auditing Services, Inc, the independent accountant engaged as the principal accountant to audit the financial statements of Liberty Capital Asset Management, Inc., formerly Corporate Outfitters, Inc (“the Company”).

The Company’s Board of Director has accepted the resignation of Pollard Kelley Auditing Services, Inc.

The reports of Pollard Kelley Auditing Services, Inc on the Company’s financial statements for the fiscal years ended March 31, 2009 and March 31, 2008, were not otherwise qualified or modified as to uncertainty as to audit scope or accounting principles nor did they contain an adverse opinion.

During  the Company’s March 31, 2009 and 2008 and the subsequent interim  period  through  August 10, 2009,  there  has  been; no adverse opinion, disclaimer of opinion, modification or qualification no disagreements  with  Pollard Kelley Auditing Services, Inc  on any  matter  of  accounting principles or practices, financial  statement  disclosure, or auditing scope  and  procedure,  which disagreements, if not  resolved  to  the satisfaction of Pollard Kelley Auditing Services, Inc, would have caused Pollard Kelley Auditing Services, Inc to  make reference to the  subject  matter  of  the  disagreements  in connection with its report on the financial statements for such year.

The Company has requested that Pollard Kelley Auditing Services, Inc furnish a letter addressed to the Securities  and Exchange Commission stating whether it agrees with  the above statements.

(b)           New independent accountants

On August 10, 2009, the Company engaged Hamilton, PC, as the independent accountant to act as the principal accountant to audit the Company’s financial statements.  The Company did not consult with Hamilton, PC, Inc. on the application   of accounting  principles  to  a  specified transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or any disagreements or a reportable event.

Item 9.01.                      Financial Statements, Financial Information and Exhibits.

(b)	Exhibits

16.1	Letter from Pollard Kelley Auditing Services, Inc., dated August 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: August 19, 2009	LIBERTY CAPITAL ASSET MANAGEMENT, INC.

By: /s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer